UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 16, 2020

AMERICOLD REALTY TRUST
AMERICOLD REALTY OPERATING PARTNERSHIP, L.P.
(Exact name of registrant as specified in its charter)

Maryland (Americold Realty Trust) Delaware (Americold Realty Operating Partnership, L.P.)	001-34723	93-0295215 01-0958815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Glenlake Parkway, South Tower, Suite 600 Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

(678)
441-1400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 par value per share	COLD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Americold Realty Trust:	Emerging growth company ☐
Americold Realty Operating Partnership, L.P.:	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Americold Realty Trust:
☐
Americold Realty Operating Partnership, L.P.:
☐

Item 8.01 — Other Events.
On May 1, 2019, Americold Realty Trust, a Maryland real estate investment trust (the “Company”), pursuant to that certain Equity Purchase Agreement by and among the Company, Chiller Holdco, LLC, a Delaware limited liability company (“Cloverleaf”), the Persons set forth on the signature pages thereto under the heading “Holdco Sellers” (the “Holdco Sellers”), an entity that indirectly holds certain membership interests of Cloverleaf (“Blocker”) and an entity that owns all of the issued and outstanding stock of Blocker (“Blocker Seller”), (i) purchased and acquired all of the issued and outstanding stock of Blocker from Blocker Seller through a wholly owned subsidiary of Americold Realty Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”), and (ii) caused Blocker to purchase and acquire all of Holdco Sellers’ right, title and interest in all of the issued and outstanding membership interests of Cloverleaf from Holdco Sellers (the “Cloverleaf Acquisition”).
This Current Report on Form
8-K
updates the unaudited pro forma consolidated statements of operations included in Amendment No. 1 to the Company’s Current Report on Form
8-K/A
filed by the Company on July 16, 2019 relating to the Cloverleaf Acquisition. The unaudited pro forma consolidated statements of operations for the year ended December 31, 2019 and the notes related thereto are filed as Exhibit 99.1 to this Current Report on Form
8-K
and incorporated herein by reference.
Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Unaudited pro forma consolidated statement of operations of the Company and of the Operating Partnership for the year ended December 31, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 16, 2020

AMERICOLD REALTY TRUST

By:	/s/ Marc Smernoff
Name:	Marc Smernoff
Title:	Chief Financial Officer and Executive Vice President

AMERICOLD REALTY OPERATING PARTNERSHIP, L.P.

By:	Americold Realty Trust, its general partner

By:	/s/ Marc Smernoff
Name:	Marc Smernoff
Title:	Chief Financial Officer and Executive Vice President